UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported): April 25, 2024

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-29480

Washington			91-1857900
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

201 Fifth Avenue SW,	Olympia	WA	98501
(Address of principal executive offices)			(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HFWA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On April 25, 2024, Heritage Financial Corporation (“Heritage”) issued a press release announcing its financial results for the quarter ended March 31, 2024.
A copy of the release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure
Heritage is filing an investor slide presentation that it reviewed in conjunction with its earnings release conference call on April 25, 2024.
A copy of the presentation materials is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01    Other Events
On April 25, 2024, Heritage issued a press release announcing a regular quarterly cash dividend of $0.23 per common share. The dividend will be paid on May 22, 2024 to shareholders of record at the close of business on May 8, 2024. In addition, Heritage announced that the Company's Board of Directors authorized the repurchase of up to 5% of the Company's outstanding common shares or approximately 1.7 million shares. The number, timing and price of shares repurchased will depend on business and market conditions, and other factors, including opportunities to deploy the Company's capital.
A copy of the release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being filed herewith and this list shall constitute the exhibit index:

Exhibit 99.1	Press Release dated April 25, 2024 announcing financial results for the first quarter ended March 31, 2024 and cash dividend

Exhibit 99.2	Heritage Financial Corporation Presentation Materials

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
April 25, 2024	/S/ JEFFREY J. DEUEL
Jeffrey J. Deuel
President and Chief Executive Officer
(Duly Authorized Officer)